Statement of Additional Information
(SAI) Supplement
American Century Mutual Funds, Inc. (SAI dated April 10, 2017)
American Century Strategic Asset Allocations, Inc. (SAI dated April 10, 2017)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2017)

Supplement dated July 31, 2017

The Board of Directors of each aforementioned corporation has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on October 18, 2017.

Shareholders of the funds will be asked to consider and act upon a proposal to elect four members to the funds' Board of Directors for indefinite terms, subject to termination or resignation. The nominees include three current members of the board, Barry Fink, Jan M. Lewis and Stephen E. Yates, and one current advisory member to the boards, Thomas W. Bunn.

The record date for the meeting is July 28, 2017. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about August 23, 2017.

The following is added in the Investment Strategies and Risks section of the SAI.
Collateralized Debt Obligations
The funds may also invest in collateralized debt obligations (CDOs), including collateralized loan obligations (CLOs), collateralized bond obligations (CBOs), and other similarly structured investments. CBOs and CLOs are types of asset backed securities. A CLO is a trust or other special purpose entity that is typically collateralized by a pool of loans, which may include, among others, U.S. and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. A CBO is generally a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. The risks of an investment in a CDO depend largely on the type of the collateral backing the obligation and the class of the CDO in which a fund invests. CDOs are subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-93038 1707